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               Securities and Exchange Commission
                     Washington, D.C. 20549

               _________________________________

                            FORM 8-K
               _________________________________


                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                             of 1934


                         October 17, 1996
          ________________________________________________
          Date of report (Date of earliest event reported)



                       The Alpine Group, Inc.
       (Exact name of registrant as specified in its charter)



          Delaware                 1-9078            22-1620387
____________________________   _______________   ________________
(State or other jurisdiction   Commission File   (I.R.S. Employer
       of incorporation)           Number          Identification
                                                       Number)


     1790 Broadway, New York, New York            10019-1412
   ___________________________________________________________
   (Address of principal executive offices)       (Zip Code)


_________________________________________________________________
Registrant's telephone number, including area code (212) 757-3333


   _____________________________________________________________
   (Former name or former address, if changed since last report)



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Item 2.   Acquisition or Disposition of Assets.

     On October 17, 1996, Superior TeleCom Inc. ("TeleCom"), a subsidiary of The Alpine Group, Inc. ("Alpine"), completed an initial public offering (the "Offering") of 6,000,000 shares of its common stock, par value $.01 per share ("TeleCom Common Stock"), at a price per share to the public of $16.00, less underwriting discounts and commissions. TeleCom received net proceeds of $89,280,000 (before deduction of expenses payable by TeleCom estimated at $700,000). The initial per share offering price was determined by negotiations between TeleCom and Furman Selz LLC, Oppenheimer & Co., Inc. and BT Securities Corporation, as representatives of the underwriters of the Offering.

     Upon completion of the Offering, Alpine owned 50.1% of the outstanding TeleCom Common Stock. In connection with the Offering, Alpine granted the underwriters a 30-day option to purchase up to 900,000 additional shares of TeleCom Common Stock. On October 31, 1996, the underwriters exercised such option, and the closing in connection therewith is expected to occur on November 5, 1996. As a result of the exercise of such option, Alpine intends to restore its ownership of the outstanding TeleCom Common Stock to 50.1% by exchanging with TeleCom a portion of the Superior preferred stock owned by Alpine (as described below) for shares of TeleCom Common Stocks repurchased by TeleCom in the open market subsequent to the Offering. The amount of Superior preferred stock to be contributed by Alpine will be that number of shares having an aggregate liquidation value equal to the aggregate price paid by TeleCom (including brokers' commissions) for shares of TeleCom Common Stock to be transferred by TeleCom to Alpine.

     The public offering of TeleCom Common Stock was completed as part of a reorganization (the "Reorganization"). In connection with the Reorganization, on October 2, 1996, Superior
Telecommunications Inc. ("Superior") and DNE Systems, Inc.
("DNE"), which were then wholly owned by Alpine, declared dividends on their common stock and agreed to repay to Alpine existing intercompany indebtedness (which dividend and intercompany indebtedness amounted to $205.0 million in the aggregate). Further, Superior issued to Alpine 20,000 shares of Superior's 6% cumulative preferred stock having an aggregate liquidation value of $20.0 million. Alpine then contributed to the capital of TeleCom all of the issued and outstanding common stock of Superior and DNE, which resulted in Superior and DNE becoming wholly owned subsidiaries of TeleCom. The payment of the aforementioned dividend and the repayment of the intercompany indebtedness was made from proceeds of the Offering and a new
TeleCom $150.0 million bank credit facility (the "TeleCom Credit
Facility"). In connection with the Reorganization, (i) Alpine completed a tender offer for 50.1% of its outstanding 12 and 1/4% Series B Senior Secured Notes due 2003 (the "Senior Notes") for total consideration of $82.8 million, (ii) repaid its existing bank credit facility (the "Alpine Credit Facility") and (iii) repaid
$0.7 million related to a mortgage loan at DNE (collectively, the "Refinancing").

     For further information regarding the Offering and the Reorganization, reference is made to TeleCom's prospectus, dated October 11, 1996, filed by TeleCom with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which is incorporated herein by reference, particularly under the caption, "The Company."













































Item 7.  Financial Statements and Exhibits.

     The following unaudited pro forma condensed consolidated financial statements of Alpine give effect to the Reorganization, the Offering and the Refinancing as if they had occurred as of May 1, 1995 with respect to the statement of operations and July 31, 1996 with respect to the balance sheet. The unaudited pro forma financial information is provided for comparative purposes only and does not purport to be indicative of the results that actually would have been obtained if these transactions had been effected on the dates indicated or of those results that may be obtained in the future.


                      THE ALPINE GROUP, INC.
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS
                          OF OPERATIONS
               THREE MONTHS ENDED JULY 31, 1996


                                      Pro Forma        Pro Forma
                    Historical       Adjustments       Combined
                    ____________________________________________
                               (dollars in thousands)

Net sales           $151,447                           $151,447
Cost of goods sold   127,483                            127,483
                    ________                           ________
    Gross profit      23,964                             23,964
Selling, general &
  administrative       9,790            $269 (a)         10,059
Amortization of
  goodwill               761                                761
                    ________          ______           _________
    Operating
       income         13,413            (269)            13,144
Interest income          152             949 (b)          1,101
Interest (expense)    (6,974)          1,669 (c)         (5,305)

Other income
  (expense), net         (59)                               (59)
                    ________         __________        __________
     Income from
       continuing
       operations
       before income
       taxes & minority
       interest in
       subsidiary      6,532           2,349              8,881


Provision for income
  taxes               (2,286)           (822) (d)        (3,108)
                    ________           _______           _______
     Net income from
       continuing
       operations
       before
       minority
       interest
       in subsid-
       iary            4,246           1,527              5,773
                    ________          ______             ______
Minority interest in
  subsidiary                          (3,404) (e)        (3,404)
                    ________          ______             ______

     Net income        4,246          (1,877)             2,369
Preferred stock
  dividends             (234)                              (234)
                    ________          ______             ______

     Net income
       attributable
       to common
       stock          $4,012         ($1,877)            $2,135
                    ========        ========            =======
Net income per share
  attributable to
  common stock
  (based upon
  18,612,134
  common shares
  outstanding)         $0.22                              $0.11

                    ========        ========            =======


          See accompanying Notes to Unaudited Pro Forma Condensed
                     Consolidated Financial Statements



















                      THE ALPINE GROUP, INC.
     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS
                          OF OPERATIONS
               TWELVE MONTHS ENDED APRIL 30, 1996


                                      Pro Forma        Pro Forma
                    Historical       Adjustments       Combined
                    ____________________________________________
                               (dollars in thousands)

Net sales           $524,113          $7,521 (f)       $531,634
Cost of goods sold   453,785           7,018 (f)        460,711
                                         (92)(f)
                    ________          ______           ________

     Gross profit     70,328             595             70,923

Selling, general &
  administrative      35,148           1,075 (a)         36,256
                                          33 (f)
Amortization of
  goodwill             2,658              14 (f)          2,672
                    ________          ______           ________
     Operating
       income         32,522            (527)            31,995
Interest income        2,146           3,798 (b)          5,944
Interest (expense)   (27,795)          6,575 (c)        (21,220)

Other income
  (expense), net          22                                 22
                    ________         __________        _________
     Income from
       continuing
       operations
       before income
       taxes & minority
       interest in
       subsidiary      6,895           9,846             16,741
Provision for income
  taxes               (1,676)         (4,183) (d)        (5,859)
                    ________           _______           _______
     Net income from
       continuing
       operations
       before
       minority
       interest
       in subsid-
       iary            5,219           5,663             10,882
Minority interest in
  subsidiary                          (5,954) (e)        (5,954)
                    ________          ______             ______

     Net income
       from
       continuing
       operations      5,219            (291)             4,928
Preferred stock
  dividends           (1,098)                            (1,098)
                    ________          ______             ______

     Net income
       from
       continuing
       operations
       attributable
       to common
       stock          $4,121           ($291)            $3,830
                    ========        ========            =======
Net income per share
  from continuing
  operations
  attributable to
  common stock
  (based upon
  17,987,219
  common shares
  outstanding)         $0.23                              $0.21

                    ========                       =======



          See accompanying Notes to Unaudited Pro Forma Condensed
                     Consolidated Financial Statements























                      THE ALPINE GROUP, INC.
     UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                       AS OF JULY 31, 1996


                                      Pro Forma        Pro Forma
                    Historical       Adjustments       Combined
                    ____________________________________________
                               (dollars in thousands)

ASSETS
Current assets:
  Cash and
    marketable
    securities        $9,680         $88,580 (g)        $60,316
                                     120,000 (h)
                                    (135,718)(i)
                                      (3,100)(h)
                                     (19,126)(j)
  Accounts
    receivable,
    net               58,839                             58,839
  Inventories,
    net               60,326                             60,326
  Other current
    assets             8,599                              8,599
                    ________        ________           ________

     Total
       current
       assets        137,444          50,636            188,080
  Property,
    plant and
    equipment,
    net               99,019                             99,019
  Goodwill, net       81,929                             81,929
  Other assets        26,646           3,100 (h)         24,594
                                      (5,152)(i)
                    ________        ________           ________
     Total assets   $345,038         $48,584           $393,622
                    ========        ========           ========

LIABILITIES &
  STOCKHOLDERS'
  EQUITY
Current liabilities:
  Current portion
    of long-term
    debt              $1,217                             $1,217
  Accounts
    payable           42,950                             42,950
  Accrued
    expenses          36,204            (391)(k)         35,813
                    ________        ________           ________

     Total current
       liabilities    80,371            (391)            79,980

  Long-term debt,
    less current
    portion          209,919         120,000 (h)        207,574
                                    (122,345)(i)
  Deferred income
    taxes              3,611           7,405 (l)         11,016
  Other long-term
    obligations        4,315                              4,315
  Minority
    interest -
    Superior
    TeleCom                           12,017 (m)         12,017
  Stockholders'
    equity
      Preferred
        stock         11,758                             11,758
      Common stock     1,980                              1,980
      Capital in
        excess of
        par          114,093                            114,093
      Cumulative
        translation
        adjustment      (307)                              (307)
      Retained
        earnings     (74,986)        (11,787)(i)        (43,088)
                                      43,685 (n)
      Treasury
        stock         (5,206)                            (5,206)
      Receivable
        from
        stock-
        holders         (510)                              (510)
                    ________        ________           ________
          Total
            stock-
            holders'
            equity    46,822          31,898             78,720
                    ________        ________           ________

            Total
              liabi-
              lities
              and
              stock-
              holders'
              equity 345,038          48,584            393,622
                    ========        ========           ========


          See accompanying Notes to Unaudited Pro Forma Condensed
                     Consolidated Financial Statements

                    Notes to Unaudited Pro Forma
                 Condensed Consolidated Statements


(a) Represents estimated additional general and administrative expense associated with TeleCom's status as a separate public company.

(b) Reflects estimated incremental investment income (at an assumed interest rate of 7.5%) that would have been earned on the investment of the excess cash proceeds of the Reorganization and the Offering after completion of the Refinancing (which excess cash proceeds amounted to $50.6 million). However, Alpine has announced that it has established a program to repurchase its common stock and Senior Notes and any such repurchases would reduce the estimated investment income set forth herein. Notwithstanding the reduction in investment income that might result from any such repurchases, the Company believes the reduction in interest expense associated with the repurchase of Senior Notes and/or the reduction in the weighted average shares outstanding resulting from the repurchase of its Common Stock would result in a positive adjustment to net income per share as compared to the proforma net income per share amount included in the accompanying statement of operations for the quarter ended July 31, 1996.

(c) The adjustment to interest expense resulting from the Refinancing is as follows:

                                   July 31,            April 30,
                                     1996                1996
                                   ________            _________

Interest on TeleCom Credit          $ 2,100             $ 8,400
  Facility (assuming a 7.0%
  interest rate)

Amortization of deferred                193                 770
  financing costs associated
  with the TeleCom Credit
  Facility

Less:  Historical interest
  on debt being repaid               (3,962)            (15,745)
                                    _______             ________
    Total reduction in interest
      expense                       $(1,669)            $(6,575)
                                    =======             ========


(d)  Adjusted to reflect an effective tax rate of 35%.

(e) Reflects the interest of minority stockholders (49.9%) in the net income of TeleCom.

(f) Reflects the results of operations of the U.S. and Canadian copper wire and cable business of Alcatel NA Cable Systems, Inc. and Alcatel Canada Wire for the 11-day period ended May 11, 1995, the date of its acquisition by Alpine. See Note 6 to Alpine's 1996 annual report on Form 10-K for a further description of this acquisition, including the proforma report of such on Alpine's results of operations for the year ended April 30, 1996.

(g) Reflects net proceeds of $88.6 million resulting from the issuance of 6,000,000 shares of TeleCom Common Stock.

(h)  Reflects $120.0 million of borrowings under the TeleCom
     Credit Facility and $3.1 million in related deferred financing costs.

(i) Reflects the payment of $135.7 million to retire existing debt as part of the Refinancing, as follows:


                                                  Cash Retirement
                                   Book Value           Cost

Senior Notes                        $70,803            $83,876

Alpine Credit Facility               50,779             51,079

DNE mortgage loan                       763              763
                                     ________         ________

                                   $122,345           $135,718
                                   ========           ========


     In connection with the repayment of the Senior Notes and the Alpine Credit Facility, Alpine incurred an extraordinary charge to earnings associated with the premium on redemption, the write-off of unamortized deferred debt issuance costs and unaccreted debt issuance discount amounting to $11.8 million, net of income tax expense.

(j) Reflects the payment of $19.1 million in net income taxes resulting from the gain referred to in Note (n) below, offset by the tax benefit associated with the extraordinary charge referred to in Note (i) above.

(k) Represents accrued interest payable on the Senior Notes redeemed.

(l) Reflects the deferred tax liability resulting from the Reorganization and Refinancing.

(m) Reflects the interest of minority stockholders in the net assets of TeleCom.

(n) Reflects the gain on sale of stock of a subsidiary (net of taxes) resulting from the Offering and related transactions.


















































SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Alpine Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALPINE GROUP, INC.



By: /s/ Gary L. Edwards
    ___________________
     Gary L. Edwards
     Controller


Date:  November 1, 1996